UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box: ☐Preliminary Proxy Statement ☐Definitive Proxy Statement ☒Definitive Additional Materials ☐Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12	☐ Confidential, For Use Of The Commission Only (As Permitted By Rule 14a-6(e)(2))

BGC Partners, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PROXY STATEMENT

BGC PARTNERS, INC.

The following “Security Ownership of Certain Beneficial Owners and Management” as of October 18, 2010 replaces in its entirety the corresponding section that was included in the Proxy Statement of BGC Partners, Inc. filed on November 2, 2010 in order to correct certain errors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of October 18, 2010, with respect to the beneficial ownership of our Common Equity by: (i) each stockholder, or group of affiliated stockholders, that we know owns more than 5% of any class of our outstanding capital stock, (ii) each of the named executive officers, (iii) each director and (iv) the executive officers and directors as a group. Unless otherwise indicated in the footnotes, the principal address of each of the stockholders, executive officers and directors identified below is located at 499 Park Avenue, New York, NY 10022. Shares of Class B common stock are convertible into shares of Class A common stock at any time in the discretion of the holder on a one-for-one basis. Accordingly, a holder of Class B common stock is deemed to be the beneficial owner of an equal number of shares of Class A common stock for purposes of this table.

Cantor was obligated to distribute on October 1, 2010 an aggregate of 16,878,816 shares of Class A common stock (“distribution rights shares”) to retained and founding partners to satisfy certain of Cantor’s deferred stock distribution obligations provided to such partners on April 1, 2008. Certain partners elected to receive their shares and others elected to defer receipt of their shares until a future date. As a result, the distribution rights shares subject to deferred receipt are included both in the number of shares beneficially owned directly by Cantor, and indirectly by CF Group Management, Inc. (“CFGM”) and Mr. Lutnick as a result of their control of Cantor, and in the number of shares beneficially owned directly by CFGM, Mr. Lutnick, Mr. Merkel and the other recipients of distribution rights shares, resulting in substantial duplications in the number of shares set forth in the table below. Once Cantor delivers these distribution rights shares, these shares will no longer be reflected as beneficially owned directly by Cantor and indirectly by CFGM and Mr. Lutnick as a result of their control of Cantor. Instead, beneficial ownership of the shares will only be reported by CFGM and Mr. Lutnick as a result of their direct holdings of the shares, and Mr. Lutnick’s indirect holdings as a result of his control of KBCR Management Partners, LLC (“KBCR”) and LFA LLC (“LFA”), and by the other recipients of the distribution rights shares, including Mr. Merkel.

Name	Class B Common Stock				Class A Common Stock
	Shares		%		Shares		%
5% Beneficial Owners(1):
Cantor Fitzgerald, L.P.(2)	84,299,362	(3)	99.9	%(4)	113,119,600	(3)(5)	62.9	%(6)
CF Group Management, Inc.	84,348,107	(3)(8)	100.0	%(4)	115,607,354	(3)(9)	63.6	%(7)
PAR Investment Partners, L.P.	—		—		4,390,134	(10)	6.5	%(11)
Ronald J. Juvonen	—		—		3,816,039	(12)	5.6	%(11)
Heartland Advisors, Inc.	—		—		3,400,050	(13)	5.0	%(11)
Executive Officers and Directors,(1):
Executive Officers
Howard W. Lutnick	84,348,107	(3)(14)	100.0	%(4)	135,044,491	(3)(15)	67.5	%(16)
Shaun D. Lynn	—		—		908,547	(17)	1.3	%(18)
Stephen M. Merkel	—		—		535,359	(19)	*
Sean A. Windeatt	—		—		33,747	(20)	*
A. Graham Sadler	—		—		—		—
Directors
John H. Dalton	—		—		134,426	(21)	*
Albert M. Weis	—		—		262,026	(22)	*
Barry R. Sloane	—		—		7,991	(23)	*
Stephen T. Curwood	—		—		7,991	(24)	—
All executive officers and directors as a group (9 persons)	84,348,107		100.0%		136,934,578		66.6	%(25)

*	Less than 1%.
(1)	Based upon information supplied by directors and executive officers and filings under Sections 13 and 16(a) of the Securities Exchange Act of 1934, as amended, with respect to 5% beneficial owners.
(2)	Cantor has pledged to us, pursuant to a Pledge Agreement, dated as of July 26, 2007, such number of shares of our Class A common stock and our Class B common stock as equals 125% of the principal amount of the loan amount

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outstanding on any given date, as security for loans we agreed to make to Cantor from time to time. In September 2008, we were authorized to increase the amount available under the secured loan and Pledge Agreement with Cantor from up to $100.0 million to all excess cash other than that amount needed for regulatory purposes, and to also accept, as security, pledges of any securities in addition to pledges of our Class A common stock or Class B common stock provided for under the original secured loan and Pledge Agreement. As of October 18, 2010, there was no loan amount outstanding, and there are no shares of Class A or Class B common stock pledged under the Pledge Agreement.
(3)	Includes 58,500,000 rights to acquire shares of our Class B common stock upon exchange of BGC Holdings exchangeable limited partnership interests. A total of 64,372,866 BGC Holdings exchangeable limited partnership interests held by Cantor are exchangeable with us at any time for shares of our Class B common stock (or, at Cantor’s option, or if there are no additional authorized but unissued shares of our Class B common stock, our Class A common stock) on a one-for-one basis (subject to customary anti-dilution adjustments). As of October 18, 2010, there were 58,500,000 authorized but unissued shares of our Class B common stock.
(4)	Percentage based on 84,348,107 shares of our Class B common stock, which includes 25,848,107 shares of our Class B common stock outstanding and 58,500,000 rights to acquire shares of our Class B common stock upon exchange of BGC Holdings exchangeable limited partnership interests held by Cantor. The BGC Holdings exchangeable limited partnership interests are exchangeable at any time for shares of our Class B common stock (or, at Cantor’s option or if there are no additional authorized but unissued shares of our Class B common stock, our Class A common stock) on a one-for-one basis (subject to customary anti-dilution adjustments).
(5)	Consists of (i) 1,257,448 shares of our Class A common stock, (ii) 25,799,362 shares of our Class A common stock acquirable upon conversion of 25,799,362 shares of our Class B common stock, (iii) 64,372,866 shares of our Class A common stock receivable upon exchange of BGC Holdings exchangeable limited partnership interests (or upon conversion of 58,500,000 shares of our Class B common stock and 5,872,866 shares of our Class A common stock receivable upon exchange of 64,372,866 BGC Holdings exchangeable limited partnership interests) and (iv) 21,689,924 shares of our Class A common stock acquirable upon conversion of convertible notes.
(6)	Percentage based on (i) 67,949,961 shares of our Class A common stock outstanding, (ii) 25,799,362 shares of our Class A common stock acquirable upon conversion of 25,799,362 shares of our Class B common stock, (iii) 64,372,866 shares of our Class A common stock receivable upon exchange of 64,372,866 BGC Holdings exchangeable limited partnership interests (or upon conversion of 58,500,000 shares of our Class B common stock and 5,872,866 shares of our Class A common stock receivable upon exchange of 64,372,866 BGC Holdings exchangeable limited partnership interests) and (iv) 21,689,924 shares of our Class A common stock acquirable upon conversion of convertible notes.
(7)	Percentage based on (i) 67,949,961 shares of our Class A common stock outstanding, (ii) 25,848,107 shares of our Class A common stock acquirable upon conversion of 25,848,107 shares of our Class B common stock, (iii) 64,372,866 shares of our Class A common stock receivable upon exchange of 64,372,866 BGC Holdings exchangeable limited partnership interests (or upon conversion of 58,500,000 shares of our Class B common stock and 5,872,866 shares of our Class A common stock receivable upon exchange of 64,372,866 BGC Holdings exchangeable limited partnership interests), (iv) 21,689,924 shares of our Class A common stock acquirable upon conversion of convertible notes and (v) 2,050,197 shares of our Class A common stock receivable beginning October 1, 2009 pursuant to distribution rights held by CFGM, receipt of which was deferred until a future date.
(8)	Consists of (i) 48,745 shares of our Class B common stock held by CFGM, (ii) 25,799,362 shares of our Class B common stock held by Cantor and (iii) 58,500,000 shares of our Class B common stock receivable upon exchange by Cantor of BGC Holdings exchangeable limited partnership interests. CFGM is the managing general partner of Cantor.
(9)	Consists of (i) 388,812 shares of our Class A common stock held by CFGM, (ii) 48,745 shares of our Class A common stock acquirable upon conversion of 48,745 shares of our Class B common stock held by CFGM, (iii) 1,257,448 shares of our Class A common stock held by Cantor, (iv) 25,799,362 shares of our Class A common stock acquirable by Cantor upon conversion of 25,799,362 shares of our Class B common stock held by Cantor, (v) 64,372,866 shares of our Class A common stock receivable upon exchange of 64,372,866 BGC Holdings exchangeable limited partnership interests (or upon conversion of 58,500,000 shares of our Class B common stock and 5,872,866 shares of our Class A common stock receivable upon exchange of 64,372,866 BGC Holdings exchangeable limited partnership interests), (vi) 21,689,924 shares of our Class A common stock acquirable upon conversion of convertible notes and (vii) 2,050,197 shares of our Class A common stock receivable beginning October 1, 2009 pursuant to distribution rights held by CFGM, receipt of which was deferred until a future date.
(10)	As set forth in a Schedule 13G/A filed with the SEC on February 12, 2010, and as amended and updated on Form 13F filed with the SEC on August 13, 2010 reporting holdings as of June 30, 2010. According to the Schedule 13G/A, the shares of our Class A common stock are held by PAR Investment Partners, L.P., PAR Group, L.P., and PAR Capital Management, Inc., One International Place, Boston, Massachusetts 02110.

(11)	Percentage based on 67,949,961 shares of our Class A common stock outstanding.
(12)	As set forth in a Schedule 13G/A filed with the SEC on February 16, 2010, and as amended and updated on Form 13F filed with the SEC on August 13, 2010 reporting holdings as of June 30, 2010. Ronald J. Juvonen is the managing member of Downtown Associates, L.L.C. (“the general partner”) and has sole power to vote and direct the disposition of all shares of our Class A common stock held by Downtown Associates I, L.P. and Downtown Associates II, L.P. (together the “Downtown Funds”). The business address of Mr. Juvonen, the Downtown general partner and the Downtown Funds is c/o Downtown Associates, L.L.C., 674 Unionville Road, Suite 105, Kennett Square, Pennsylvania 19348.
(13)	As set forth in Schedule 13G/A filed with the SEC on February 10, 2010, and as amended and updated on Form 13F filed with the SEC on August 13, 2010 reporting holdings as of June 30, 2010. According to the Form 13G/A, the shares of our Class A common stock are beneficially owned by Heartland Advisors, Inc. and William J. Nasgovitz, as the President and control person of Heartland Advisors, Inc., 789 North Water Street, Milwaukee, Wisconsin 53202.
(14)	Consists of (i) 48,745 shares of our Class B common stock held by CFGM, (ii) 25,799,362 shares of our Class B common stock held by Cantor and (iii) 58,500,000 shares of our Class B common stock receivable upon exchange by Cantor of BGC Holdings exchangeable limited partnership interests. Mr. Lutnick is the President and sole stockholder of CFGM. CFGM is the managing general partner of Cantor.
(15)	Mr. Lutnick’s holdings consist of (i) 815,373 shares of our Class A common stock held directly, (ii) 7,175,000 shares of our Class A common stock subject to options currently outstanding and exercisable or exercisable within 60 days of October 18, 2010, (iii) 253,387 shares of our Class A common stock held in Mr. Lutnick’s 401(k) account, (iv) 313,772 shares of our Class A common stock held in various trust, retirement and custodial accounts (175,589 shares held by a trust for the benefit of descendants of Mr. Lutnick and his immediately family (the “Trust”), of which Mr. Lutnick’s wife is one of two trustees and Mr. Lutnick has limited powers to remove and replace such trustees; 87,817 shares held in a Keogh retirement account for Mr. Lutnick; 9,743 shares held in custodial accounts; 16,952 shares held in other retirement accounts; and 23,671 shares held in various other trusts), (v) 388,812 shares of our Class A common stock held by CFGM, (vi) 48,745 shares of our Class A common stock acquirable upon conversion of 48,745 shares of our Class B common stock held by CFGM, (vii) 1,257,448 shares of our Class A common stock held by Cantor, (viii) 25,799,362 shares of our Class A common stock acquirable upon conversion of 25,799,362 shares of our Class B common stock held by Cantor, (ix) 64,372,866 shares of our Class A common stock receivable upon exchange of 64,372,866 BGC Holdings exchangeable limited partnership interests (or upon conversion of 58,500,000 shares of our Class B common stock and 5,872,866 shares of our Class A common stock receivable upon exchange of 64,372,866 BGC Holdings exchangeable limited partnership interests), (x) 21,689,924 shares of our Class A common stock acquirable upon conversion of convertible notes, (xi) 7,059,579 shares of our Class A common stock receivable beginning October 1, 2009 pursuant to distribution rights held by Mr. Lutnick, receipt of which was deferred until a future date, (xii) 2,050,197 shares of our Class A common stock receivable beginning October 1, 2009 pursuant to distribution rights held by CFGM, receipt of which was deferred until a future date, (xiii) 1,610,182 shares of our Class A common stock receivable beginning October 1, 2009 pursuant to distribution rights held by the Trust, receipt of which was deferred until a future date, (xiv) 2,048,001 shares of our Class A common stock receivable beginning October 1, 2009 pursuant to distribution rights held by KBCR, by virtue of Mr. Lutnick being the managing member of KBCR, which is a non-managing General Partner of Cantor, receipt of which was deferred until a future date, and (xv) 161,843 shares of our Class A common stock receivable beginning October 1, 2009 pursuant to distribution rights held by LFA, by virtue of Mr. Lutnick being the managing member of LFA, receipt of which was deferred until a future date. Mr. Lutnick is the President and sole stockholder of CFGM and CFGM is the managing general partner of Cantor.
(16)	Percentage based on (i) 67,949,961 shares of our Class A common stock outstanding, (ii) 25,848,107 shares of our Class A common stock acquirable upon conversion of 25,848,107 shares of our Class B common stock outstanding, (iii) 64,372,866 shares of our Class A common stock receivable upon exchange of 64,372,866 BGC Holdings exchangeable limited partnership interests (or upon conversion of 58,500,000 shares of our Class B common stock and 5,872,866 shares of our Class A common stock receivable upon exchange of 64,372,866 BGC Holdings exchangeable limited partnership interests), (iv) 21,689,924 shares of our Class A common stock acquirable upon conversion of convertible notes, (v) 7,175,000 shares of our Class A common stock subject to options currently outstanding and exercisable or exercisable within 60 days of October 18, 2010, (vi) 7,059,579 shares of our Class A common stock receivable beginning October 1, 2009 pursuant to distribution rights held by Mr. Lutnick, receipt of which was deferred until a future date, (vii) 2,048,001 shares of our Class A common stock receivable beginning October 1, 2010 pursuant to distribution rights held by CFGM, receipt of which was deferred until a future date, (viii) 1,610,182 shares of our Class A common stock receivable beginning October 1, 2010 pursuant to distribution rights held by the Trust, receipt of which was deferred until a future date, (ix) 2,050,197 shares of our Class A common stock receivable beginning October 1, 2010 pursuant to distribution rights held by KBCR, receipt of which was deferred until a future date, and (x) 161,843 shares of our Class A common stock receivable beginning October 1, 2010 pursuant to distribution rights held by LFA, receipt of which was deferred until a future date.
(17)	Mr. Lynn’s holdings consist of (i) 42,188 shares of our Class A common stock subject to options currently outstanding and exercisable or exercisable within 60 days of October 18, 2010, and (ii) 866,359 BGC Holdings founding partner interests exchangeable into our Class A common stock on a one-for-one basis (subject to customary anti-dilution adjustments). Excludes 1,149,539 BGC Holdings founding partner interests held by Mr. Lynn, which are exchangeable into shares of our Class A common stock, over a period of time, subject to certain conditions.

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(18)	Percentage based on (i) 67,949,961 shares of our Class A common stock outstanding, (ii) 42,188 shares of our Class A common stock subject to options currently outstanding and exercisable or exercisable within 60 days of October 18, 2010 and (iii) 866,359 BGC Holdings founding partner interests exchangeable into our Class A common stock on a one-for-one basis (subject to customary anti-dilution adjustments). Excludes 1,149,539 BGC Holdings founding partner interests, which are exchangeable into shares of our Class A common stock, over a period of time, subject to certain conditions.
(19)	Mr. Merkel’s holdings consist of (i) 510,000 shares of our Class A common stock subject to options currently outstanding and exercisable or exercisable within 60 days of October 18, 2010, (ii) 8,872 shares of our Class A common stock held directly by Mr. Merkel, (iii) 7,600 shares of our Class A common stock held in Mr. Merkel’s 401(k) account, (iv) 2,250 shares of our Class A common stock beneficially owned by Mr. Merkel’s spouse, (v) 3,369 shares of our Class A common stock receivable pursuant to distribution rights held by Mr. Merkel, and (vi) 3,268 RSUs scheduled to vest on December 15, 2010.
(20)	Mr. Windeatt’s holdings consist of (i) 10,990 shares of our Class A common stock held directly and (ii) 22,757 BGC Holdings founding partner interests, which are exchangeable into shares of our Class A common stock on a one-for-one basis (subject to customary anti-dilution adjustments).
(21)	Mr. Dalton’s holdings consist of (i) 41,816 shares of our Class A common stock held directly, (ii) 84,619 shares of our Class A common stock subject to options currently outstanding and exercisable or exercisable within 60 days of October 18, 2010, and (iii) 7,991 RSUs scheduled to vest on December 14, 2010.
(22)	Mr. Weis’ holdings consist of (i) 174,416 shares of our Class A common stock held directly, (ii) 74,619 shares of our Class A common stock subject to options currently outstanding and exercisable or exercisable within 60 days of October 18, 2010, (iii) 7,991 RSUs scheduled to vest on December 14, 2010, and (iv) 5,000 shares of our Class A common stock, of which 1,000 shares are beneficially owned by Mr. Weis’ spouse, 3,000 shares are held in trust for Mr. Weis’ children and 1,000 shares are beneficially owned by Mr. Weis’ children.
(23)	Mr. Sloane’s holdings consist of 7,991 RSUs scheduled to vest on December 14, 2010.
(24)	Mr. Curwood’s holdings consist of 7,991 RSUs scheduled to vest on December 14, 2010.
(25)	Percentage based on (i) 67,949,961 shares of our Class A common stock outstanding, (ii) 25,848,107 shares of our Class A common stock acquirable upon conversion of 25,848,107 shares of our Class B common stock outstanding, (iii) 64,372,866 shares of our Class A common stock receivable upon exchange of 64,372,866 BGC Holdings exchangeable limited partnership interests (or upon conversion of 58,500,000 shares of our Class B common stock and 5,872,866 shares of our Class A common stock receivable upon exchange of 64,372,866 BGC Holdings exchangeable limited partnership interests), (iv) 21,689,924 shares of our Class A common stock acquirable upon conversion of convertible notes, (v) 7,886,426 shares of our Class A common stock subject to options currently outstanding and exercisable or exercisable within 60 days of October 18, 2010, (vi) 889,116 BGC Holdings founding partner interests, which are exchangeable into shares of our Class A common stock on a one-for-one basis (subject to customary anti-dilution adjustments), and (vii) 16,878,816 shares of our Class A common stock receivable beginning October 1, 2010 pursuant to distribution rights, receipt of which was deferred until a future date.